SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 8, 2000


                             INFOWAVE SOFTWARE, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                            BRITISH COLUMBIA, CANADA
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-26867                                           98-0183915
----------------------------                   ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)


  Suite 200 - 4664 Lougheed Highway
     Burnaby, British Columbia,
               Canada                                       V5C 5T5
----------------------------------------         ------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (604) 473-3600


                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

Infowave Software, Inc. ("the Registrant") completed the sale of its imaging division to Strydent Software Inc., pursuant to an Asset Purchase Agreement ("the Agreement") dated September 8, 2000, a copy of which is attached hereto as exhibit 2.1. The effective date of the Agreement was August 31, 2000 and the total sale price was $1.5 million, less any adjustments resulting from an independent audit of accounts receivable. $1.0 million of the selling price was received on closing and the balance, which is evidenced by a promissory note, will be received after completion of the accounts receivable audit, which is expected to be finalized by October 14, 2000.

Item 7.  Pro Forma Financial Statements and Exhibits

a.   Financial statements of the business acquired. Not applicable.

b.   Pro Forma Condensed Financial Statements

The following unaudited pro forma condensed financial statements give effect to the sale of the Registrant's imaging division. The adjustments related to the pro forma condensed balance sheet assume the transaction was consummated at June 30, 2000, while the adjustments to the pro forma condensed income statements assume the transaction was consummated at the beginning of the periods presented. The final sale was effective on August 31, 2000. Pro forma loss from operations does not include non-recurring charges or credits directly attributable to the sale.

The unaudited pro forma condensed financial statements have been prepared by the Registrant based upon assumptions deemed appropriate by it and are presented herein for illustrative purposes only. The unaudited pro forma condensed financial statements are not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations of the Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

                                     INFOWAVE SOFTWARE, INC.
                                Pro Forma Condensed Balance Sheet
                                       As at June 30, 2000
                                   (expressed in U.S. dollars)

                                                   Historical         Pro Forma
                                                      Balance        Adjustments       Pro Forma
                                                        Sheet            (a)         Balance Sheet
--------------------------------------------------------------------------------------------------
Assets

Current Assets:
   Cash and cash equivalents                      $11,903,508        $1,500,000       $13,403,508
   Short term investments                           6,661,801                           6,661,801
   Trade receivables                                1,282,483          (831,299)          451,184
   Share subscription receivable                      537,666                             537,666
   Inventory                                          517,322          (517,322)                0
   Prepaid expenses and deposits                      145,169          (100,670)           44,499
--------------------------------------------------------------------------------------------------
                                                   21,047,949            50,709        21,098,658

Capital assets                                      2,457,655          (390,693)        2,066,962

Deferred charges                                       17,700                              17,700
--------------------------------------------------------------------------------------------------
                                                  $23,523,304         ($339,984)      $23,183,320
==================================================================================================

Liabilities and Shareholders' Equity

Current liabilities:
   Accounts payable and accrued liabilities        $1,566,453         ($339,984)       $1,226,469
   Deferred revenue                                     3,020                               3,020
------- ------------------------------------------------------------------------------------------
                                                    1,569,473          (339,984)        1,229,489

Shareholders' equity                               21,953,831                          21,953,831
--------------------------------------------------------------------------------------------------
                                                  $23,523,304         ($339,984)      $23,183,320
==================================================================================================


(a) To eliminate the assets and liabilities of the imaging division which were included in the June 30, 2000 balance sheet of the Registrant, and to reflect the approximate net cash proceeds to be received on the sale of the division.

                                INFOWAVE SOFTWARE, INC.
                      Pro Forma Condensed Statement of Operations
                        For the Six Months Ended June 30, 2000
                              (expressed in U.S. dollars)


                                                 Historical       Pro Forma      Pro Forma
                                                Statement of     Adjustments    Statement of
                                                 Operations          (a)         Operations
--------------------------------------------------------------------------------------------
Revenues:
   Sales                                           $235,164                        $235,164
   Cost of goods sold                               115,634                         115,634
--------------------------------------------------------------------------------------------
                                                    119,530                         119,530
Expenses:
   Research and development                       1,462,565                       1,462,565
   Sales and marketing                            2,604,583                       2,604,583
   General and administrative                     1,070,099                       1,070,099
   Depreciation and amortization                    257,117                         257,117
--------------------------------------------------------------------------------------------
                                                  5,394,364                       5,394,364
--------------------------------------------------------------------------------------------
Operating loss from continuing operations         5,274,834                       5,274,834

Other income (expenses):
   Interest and other income                        278,287                         278,287
   Foreign exchange                                  29,634                          29,634
   -----------------------------------------------------------------------------------------
                                                    307,921                         307,921
--------------------------------------------------------------------------------------------
Loss for the period from
continuing operations                            $4,966,913                      $4,966,913
============================================================================================
Loss per share from continuing
operations                                            $0.26                           $0.26
============================================================================================
Weighted average number of
shares outstanding                               19,036,659                      19,036,659
============================================================================================


(a) The pro forma income statement for the six months ended June 30, 2000 is based on the historical interim financial statements of the Company, which had previously been reclassified to separately present the imaging division as discontinued operations. Accordingly, no pro forma adjustments have been made to these statements.

                                INFOWAVE SOFTWARE, INC.
                      Pro Forma Condensed Statement of Operations
                         For the Year Ended December 31, 1999
                              (expressed in U.S. dollars)


                                                 Historical         Pro Forma         Pro Forma
                                                Statement of       Adjustments       Statement of
                                                 Operations            (a)            Operations
-------------------------------------------------------------------------------------------------
Revenues:
   Sales                                        $7,530,331        ($7,175,330)         $355,001
   Cost of goods sold                            2,692,462         (2,663,759)           28,703
   ----------------------------------------------------------------------------------------------
                                                 4,837,869         (4,511,571)          326,298
Expenses:
   Research and development                      2,691,628         (1,459,759)        1,231,869
   Sales and marketing                           3,005,189         (1,509,985)        1,495,204
   General and administrative                    2,056,660           (769,777)        1,286,883
   Depreciation and amortization                   403,317           (199,248)          204,069
-------------------------------------------------------------------------------------------------
                                                 8,156,794         (3,938,769)        4,218,025

-------------------------------------------------------------------------------------------------
Loss from operations                             3,318,925            572,802         3,891,727

Other income (expenses):
   Interest and other income                       118,204                              118,204
   Foreign exchange                                (87,530)                             (87,530)
   ----------------------------------------------------------------------------------------------
                                                    30,674                               30,674

-------------------------------------------------------------------------------------------------
Loss for the year                               $3,288,251           $572,802        $3,861,053
=================================================================================================
Loss per share                                       $0.21                                $0.24
=================================================================================================
Weighted average number of
shares outstanding                              15,963,036                           15,963,036
=================================================================================================


(a) To eliminate the results of operations of the imaging division for the entire period. c.

c.   Exhibits

Exhibit
Number         Description
------         -----------

2.1 Asset Purchase Agreement dated September 8, 2000 between Infowave Software, Inc. and Strydent Software Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INFOWAVE SOFTWARE, INC.



Date:  September 22, 2000                   By /s/ Bijan Sanii
                                               ---------------------------------
                                               Bijan Sanii
                                               Chief Operating Officer and
                                               Acting Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit
Number         Description
------         -----------

 2.1 Asset Purchase Agreement dated September 8, 2000 between Infowave Software, Inc. and Strydent Software Inc.